SUPPLEMENT TO THE PROSPECTUS OF

TCW FUNDS, INC.

Dated: February 27, 2006

Under the section titled “TCW Emerging Markets Equities Fund” at page 15, James Syme is deleted as Fund portfolio manager and Sarah Pohlinger is named as Fund portfolio manager.

Under the section titled “TCW Emerging Markets Income Fund” at page 18, Nathan B. Sandler is deleted as a Fund portfolio manager.

Under the section titled “Portfolio Managers” at page 32, Nathan B. Sandler and James Syme are deleted and Sarah Pohlinger is added.

Sarah Pohlinger            Fund Manager, SGAMI

October 13, 2006

Galiip 10/2006